                                                                EXHIBIT 10.17(A)
                               FIRST AMENDMENT TO

                     VOTING AGREEMENT AND IRREVOCABLE PROXY

     The undersigned parties to that certain Voting Agreement and Irrevocable Proxy (the "Agreement"), dated as of August 29, 2003, by and among Keystone Automotive Holdings, Inc., a Delaware corporation, Keystone Automotive Operations, Inc., a Pennsylvania corporation, and the Shareholders (as defined therein) desire to amend, as of October 15, 2003, the Agreement in the manner set forth herein. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     1.   Amendment.

          (a) The first sentence of Section 1(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

          "Each shareholder hereby agrees that during the period commencing on the date hereof and continuing until this provision terminates pursuant to Section 7 hereof, at any meeting of shareholders of the Company, however called, or in connection with any written consent of the shareholders of the Company, such Shareholder shall vote (or cause to be voted) the Shares held of record or beneficially owned by such Shareholder, whether heretofore owned or hereafter acquired, and shall exercise (or cause to be exercised) all consensual rights attendant thereto (i) in favor of approval of the Merger Agreement and the transactions contemplated thereby (including the Merger) and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (iii) except as otherwise contemplated or permitted by the Merger Agreement, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any Alternative Transaction; (B) a sale, lease or transfer of a material amount of assets of the Company, or a reorganization, recapitalization, dissolution or liquidation of the Company;
          (C) any change in a majority of the persons who constitute the board of directors of the Company or a change in management of the Company; (D) any amendment of the Company's articles of incorporation or by-laws; or (E) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or adversely affect the

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          Merger and the transactions contemplated by this Agreement and the Merger Agreement."

          (b) Section 6(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

          "During the period commencing on the date hereof and continuing until this provision terminates pursuant to
          Section 7 hereof, each Shareholder hereby irrevocably appoints the Holder Representative or any individual designated by the Holder Representative as such Shareholder's agent, attorney-in-fact and proxy (with full power of substitution), for in the name, place and stead of such Shareholder, to vote (or cause to be voted) the Shares held of record or beneficially owned by such Shareholder, whether issued, heretofore owned or hereafter acquired, or grant a consent or approval in respect of such Shares, at any meeting of Shareholders of the Company or at any adjournment thereof or in any other circumstances upon which his, her or its vote, consent or other approval is sought:
          (i) in favor of approval of the Merger Agreement and any actions required in furtherance thereof and hereof; provided, however, that if the Holder Representative fails to vote the Shares in favor of the approval of the Merger Agreement or any actions required in furtherance thereof or hereof, each Shareholder shall be deemed to have appointed the Acquiror as such Shareholders' agent, attorney-in-fact and proxy (with full power of substitution), for in the name, place and stead of such Shareholder, to vote (or cause to be voted) the Shares held of record or beneficially owned by such Shareholder in favor of the approval of the Merger Agreement and any actions required in furtherance thereof or hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and
          (iii) except as contemplated or permitted by the Merger Agreement, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; (B) a sale, lease or transfer of a material amount of asset of the Company, or a reorganization or other business combination involving the Company; (C) any change in a majority of the persons who constitute the board of directors of the Company; (D) any amendment to the

                                      -2-

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          Company's article or incorporation or by-laws; or (E) any
          other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement."

     2. Effectiveness of Amendments. The amendments to the Agreement contemplated hereby shall become effective as of the date first above written.

     3. Confirmation of Agreement. Except as set forth in Section 1 of this Amendment, the terms, conditions and agreements set forth in the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

     4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

     5. Counterparts. This Amendment may be executed (including execution by facsimile) in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

                                   * * * * * *

                                       -3-

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to
Voting Agreement and Irrevocable Proxy to be duly executed as of the date first written above.

                                        KEYSTONE AUTOMOTIVE HOLDINGS, INC.


                                        By:  /s/ David Gross-COH
                                             -----------------------------------
                                             Name: David Gross-COH
                                             Title: Vice President

                                        LAGE LLC


                                        By:  /s/ MICHAEL I. KLEIN
                                             -----------------------------------
                                             Name: MICHAEL I. KLEIN
                                             Title: PRESIDENT


                                        KEYSTONE AUTOMOTIVE OPERATIONS, INC..


                                        By:  /s/ ROBERT S. VOR BROKER
                                             -----------------------------------
                                             Name: ROBERT S. VOR BROKER
                                             Title: PRESIDENT


                      [Shareholders Signature Pages Follow]

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                          Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Joseph Amato
                                        ----------------------------------------
                                        Signature

                                        Joseph Amato
                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                          Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Peter Amato
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Peter Amato
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Philip Avvisato
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Philip Avvisato
                                        ----------------------------------------
                                        Signature

                                        Philip Avvisato
                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Bryant Bynum
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Bryant Bynum
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                          Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        James Chebalo
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ James Chebalo
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        R. Randolph Devening
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ R. Randolph Devening
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                          Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Ronald E Elmodist
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Ronald E Elmodist
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Anthony Foudiani
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Anthony Foudiani
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                          Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Patrick Judge
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Patrick Judge
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Richard Kovalick
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Richard Kovalick
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                          Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        George Lathouris
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ George Lathouris
                                        ----------------------------------------
                                        Signature

                                        George Lathouris
                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Scott Merlis
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Scott Merlis
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Lawrence Montante
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Lawrence Montante
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Richard Piontkowski
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Richard Piontkowski
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Victor Pompino
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Victor Pompino
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                          Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:


                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Leonard Ross
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        James Ruby
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ James Ruby
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                          Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Daniel Thomas Jr
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Daniel Thomas Jr
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Robert S. Vor Broker
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Robert S. Vor Broker
                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy and, by execution hereof, hereby agrees to be bound by the terms and conditions thereof as a Shareholder.

                                        Shareholder:

                                        ADVENT GLOBAL GECC III LP
                                        By: Advent Global Management Limited
                                            Partnership, its general partner
                                        By: Advent International Limited
                                            Partnership, its general partner
                                        By: Advent International Corporation,
                                            its general partner

                                        By: /s/ Robert E. Taylor, Jr.
                                        ----------------------------------------
                                        Name:   Robert E. Taylor, Jr.
                                        Title:  Vice President

                                        GLOBAL PRIVATE EQUITY III LP
                                        ADVENT PPGM GLOBAL LP
                                        By: Advent International Limited
                                            Partnership, its general partner
                                        By: Advent International Corporation,
                                            its general partner

                                        By: /s/ Robert E. Taylor, Jr.
                                        ----------------------------------------
                                        Name:   Robert E. Taylor,Jr.
                                        Title:  Vice President

                                        ADVENT PARTNERS GPE III LP
                                        ADVENT PARTNERS (NA) GPE III LP
                                        ADVENT PARTNERS LP
                                        By: Advent International Corporation,
                                            its general partner

                                        By: /s/ Robert E. Taylor, Jr.
                                        ----------------------------------------
                                        Name:   Robert E. Taylor, Jr.
                                        Title:  Vice President

                         Shareholder Signature Page to

            First Amendment to Voting Agreement and Irrevocable Proxy

          The undersigned hereby confirms that it has received and reviewed a copy of the First Amendment to Voting Agreement and Irrevocable Proxy (the "First Amendment") and, by execution hereof, hereby agrees to be bound by the terms of the Agreement as amended by the First Amendment.

                                        Shareholder:

                                        Littlejohn Partners II, L.P.
                                        ----------------------------------------
                                        [Name of Shareholder]

                                        /s/ Michael I. Klein
                                        ----------------------------------------
                                        Signature

                                        Michael I. Klein
                                        ----------------------------------------
                                        Print Name of Signatory


                                        ----------------------------------------
                                        Print Title of Signatory if
                                        signing on behalf of an Entity